UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) September 8, 2006

                        Commission File Number 333-41342

                   GALTECH SEMICONDUCTOR MATERIALS CORPORATION
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             Utah                                         87-0427597
 --------------------------------              --------------------------------
 (State or other jurisdiction of               (I.R.S. Employer Identification
  incorporation or organization)                            Number)

                         25308 SE 35th St., Issaquah, WA
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                    (Address of principal executive offices)

                                      98029
                                   ----------
                                   (Zip Code)

                                  425-391-3019
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01 Acquisition or Disposition of Assets

Galtech has signed an agreement to acquire CBM Group, Inc., Nevada Company, with CBM Group remaining a wholly owned subsidiary of Galtech. CBM Group owns the only commercially available methodology and proprietary software for the in situ inspection and management of buried cast iron, ductile iron, and steel water and sewer lines, with both domestic and foreign intellectual property portfolio coverage. The Company through its subsidiaries will be the exclusive provider or licencee of these condition assessment and asset management technology services for cost effective care and management of applicable waterline and sewer infrastructure.


Item 9.01 Financial Statements and Exhibits

The following are filed as an exhibit to this report:

        10.1 Amended Stock Exchanged and plan of merger agreement with CMB Group, Inc. dated September 8, 2006.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GALTECH SEMICONDUCTOR MATERIALS CORPORATION



Date: September 8, 2006               By: /s/ Garrett Quintana
                                      ---------------------------------------
                                      Garrett Quintana, President

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